UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 21, 2022

Zymeworks Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41535	88-3099146
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

108 Patriot Drive, Suite A Middletown, Delaware	19709
(Address of principal executive offices)	(Zip Code)

(302) 274-8744

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	ZYME	The Nasdaq Stock Market LLC
Preferred Stock Purchase Rights	N/A	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure.

On December 21, 2022, Zymeworks Inc. (“Company”) and Jazz Pharmaceuticals plc issued a joint press release announcing that Jazz Pharmaceuticals Ireland Limited (“Jazz”) has opted to continue with its exclusive development and commercialization rights to Zymeworks BC Inc.’s (“Zymeworks”) zanidatamab in key markets, including the U.S., Europe, and Japan, pursuant to the License and Collaboration Agreement (as defined below) entered into in October 2022. A copy of this joint press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information provided under this Item 7.01 (including Exhibit 99.1 attached hereto) is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01	Other Events.

As previously reported, Zymeworks, a subsidiary of the Company, entered into a License and Collaboration Agreement (the “License and Collaboration Agreement”) with Jazz, granting Jazz exclusive rights to develop and commercialize Zymeworks’ proprietary bispecific HER2 antibody product candidate known as zanidatamab throughout the world, but excluding the People’s Republic of China, Australia, New Zealand, Kazakhstan, Kyrgyzstan, Tajikistan, Turkmenistan, Uzbekistan, Hong Kong, Taiwan, Macau, Mongolia, South Korea, Brunei Darussalam, Cambodia, Indonesia, Papua New Guinea, Lao People’s Democratic Republic, Malaysia, Myanmar, Philippines, Singapore, Thailand, Timor-Leste, and Vietnam (the “Territory”). BeiGene, Ltd. has exclusive rights, pursuant to an agreement with Zymeworks dated November 26, 2018, as amended, to commercialize zanidatamab in those countries that are excluded from the Territory.

Pursuant to the terms of the License and Collaboration Agreement, Jazz is obligated to make a one-time payment of $325 million to Zymeworks to continue with its exclusive license to develop and commercialize zanidatamab in the Territory. Jazz previously made a separate $50 million up-front payment subsequent to the expiry of the waiting period under the Hart-Scott Rodino Antitrust Improvement Act of 1976 on November 29, 2022. For additional information regarding the License and Collaboration Agreement, please refer to the Company’s Current Report on Form 8-K, filed with the U.S. Securities and Exchange Commission on October 19, 2022.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Joint Press Release, dated December 21, 2022.

104	Cover Page Interactive Data File (embedded as Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ZYMEWORKS INC.
(Registrant)

Date: December 21, 2022	By:	/s/ Neil Klompas
	Name:	Neil Klompas
	Title:	President and Chief Operating Officer

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